PROSPECTUS                                               April 16, 1997



                            PINNACLE FUND

                        Indianapolis, Indiana



Pinnacle Fund (the "Fund") is a no-load, open-end, diversified investment company seeking long-term capital growth by investing primarily in common stocks.

You may buy or redeem shares of beneficial interest in the Fund at net asset value without any sales charge, commission or redemption fee. The minimum initial investment is $1,000 and the minimum amount which may be added to an account is $100.

This prospectus contains information you should know before investing in the Fund. Please read it and retain it for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission and contains further information about the Fund. You may obtain a copy without charge by writing the Fund at 36 South Pennsylvania Street, Suite 610, Indianapolis, Indiana 46204. The Statement of Additional Information is dated the same date as this prospectus and is incorporated herein by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.

                          TABLE OF CONTENTS

                                                                   Page

CONSOLIDATED EXPENSE DATA. . . . . . . . . . . . . . . . . . . . . . .1

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . .2

1996 REVIEW. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

QUESTIONS AND ANSWERS ABOUT THE FUND . . . . . . . . . . . . . . . . .4
         What is the Fund? . . . . . . . . . . . . . . . . . . . . . .4
         What are the Fund's Investment Objectives and Policies? . . .4
         Who Manages the Fund? . . . . . . . . . . . . . . . . . . . .5
         How to Buy Fund Shares. . . . . . . . . . . . . . . . . . . .6
         Automatic Investment Plan . . . . . . . . . . . . . . . . . .7
         How to Redeem Fund Shares . . . . . . . . . . . . . . . . . .7
         How Is Net Asset Value Determined?. . . . . . . . . . . . . .8
         How Will the Fund and its Shareholders be Taxed?. . . . . . .9

GENERAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . .9
         The Fund. . . . . . . . . . . . . . . . . . . . . . . . . . .9
         Description of the Shares . . . . . . . . . . . . . . . . . 10
         Reports to Shareholders . . . . . . . . . . . . . . . . . . 10
         Retirement Plans. . . . . . . . . . . . . . . . . . . . . . 10
         Shareholder Inquiries . . . . . . . . . . . . . . . . . . . 11
         Custodian, Transfer and Disbursing Agent. . . . . . . . . . 11

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . 11

FUND PERFORMANCE GRAPH . . . . . . . . . . . . . . . . . . . . . . . 12


                      CONSOLIDATED EXPENSE DATA

     The following table sets forth certain information regarding the operating expenses incurred by the Fund in 1996.

          Management Fees* . . . . . . . . . . . . . . . . . . . . .80%
          Other Expenses*. . . . . . . . . . . . . . . . . . . . . .36%
          Total Fund Operating Expenses* . . . . . . . . . . . . .1.16%

*Expressed as a percentage of average net assets.


Example                         1 Year     3 Years   5 Years  10 Years

You would pay the
following expenses on
a $1,000 investment,
assuming (1) 5% annual
return and (2) redemption
at the end of each time
period:                         $11.82    $36.35    $63.83     $140.90


This Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

    The table set forth above is intended to assist you in understanding the various expenses which the Shareholders of the Fund will directly or indirectly bear. The Advisor has agreed to reimburse the Fund to the extent the Fund's total operating expenses exceed 2% of its net assets. See "Who Manages the Fund? above for an explanation of the investment advisory agreement between the Fund and the Advisor.

                                       FINANCIAL HIGHLIGHTS

The following table reflects the results of the Fund's operations for a Share of the Fund outstanding January 1, 1987 through December 31, 1996.  The data in the table have been derived from, and should only be read in conjunction with, the
Fund's financial statements, which for 1996 have been examined by Geo. S. Olive & Co. LLC, certified public accountants, and are included in the Statement of Additional Information.  For further information regarding the Fund's performance, see
"Fund Performance Graph."


                               Per Share Income and Capital Changes
                          (for a Share outstanding from January 1, 1987
                                    through December 31, 1996)
                  (Adjusted for 2-for-1 share split effective September 8, 1989)

                                     Year Ended December 31,

                              1996    1995     1994       1993       1992     1991      1990       1989       1988       1987
Selected data for each share
outstanding throughout the
period is as follows:

Net asset value, beginning of
period                        $22.47  $18.83    $21.15    $21.83     $22.14   $16.87    $18.23     $14.53     $14.02     $12.85
                             -------  ------    -----     ------     ------   ------    ------     ------     ------     ------

Income from Investment
Operations

 Net investment income           .05     .11       .09       .10        .13       .25      .36        .25        .22        .18

 Net gains or losses on
 securities (both realized
 and unrealized)                5.0     6.54      (.34)      .62       (.29)     6.48      (.94)      4.25        .74       1.78

Total from investment
   operations                   5.09    6.65      (.25)      .72       (.16)     6.73      (.58)      4.50        .96       1.96

Dividends (from net
  investment income)            (.05)   (.11)     (.09)     (.10)      (.13)     (.25)     (.35)      (.25)      (.22)      (.23)


Distributions (from
  capital gains)                3.55   (2.90)    (1.98)    (1.30)      (.02)    (1.21)     (.43)      (.55)      (.23)      (.56)

Net Asset Value, End of
  Period $23.96               $22.47  $18.83    $21.15    $21.83     $22.14    $16.87    $18.23     $14.53     $14.02

Total Return                   22.5%   35.4%     (1.1%)     3.3%      (0.7%)    39.9%     (3.1%)     31.0%       6.7%      15.2%
Ratios/Supplemental Data
(in thousands)

 Net assets, end of
   period                    $16,491  $14,673    $13,014   $15,135    $14,721  $12,116    $7,338      $6,337    $4,656     $3,308
                              ======  =======    =======   =======    =======  =======    =======     ======
 Ratio of expenses to
  average net assets            1.16%   1.14%     1.15%     1.17%      1.18%     1.27%     1.40%      1.50%      1.54%      1.63%
                              ======   =======   =======    =======    =======   =======   =======    =======
 Ratio of net income to
average net assets               .18%    .44%      .41%      .46%       .67%     1.33%     2.05%      1.52%      1.61%      1.34%
                              ======   =======   =======    =======    ========  =======   =======    =======

 Portfolio turnover rate       44.07%  68.48%    91.01%    85.35%     33.26%    55.00%    53.15%     44.93%     43.16%     86.06%
                              ======   =======  =======   =======    =======    =======   =======    =======

Average commission rate paid  $  .0606  $.0590
                              ========  ========

See notes to financial statements.


                             1996 REVIEW

  The Pinnacle Fund had another excellent year rising 22.5% in 1996. The Fund's return easily out paced the nation's inflation rate of 3.3% and exceeded the 19.5% gain for the average stock mutual fund as reported by Lipper Analytical.

  The strong performance was due, in part, to the returns of several stocks that had significant gains during the year. High on the list were Microsoft (+88%), Cardinal Health (+60%), and Monsanto (+59%).
Just as important to the Fund was maintaining a moderate risk level. Many smaller, more volatile stocks performed very poorly during the summer and did not recover by year end. The Fund continues to invest in high quality companies with established market positions and strong earnings growth. These types of companies performed well during this uncertain market environment.


                QUESTIONS AND ANSWERS ABOUT THE FUND

What is the Fund?

  Pinnacle Fund is a diversified, open-end management investment company or "mutual fund" organized as a business trust under the laws of the State of Indiana. A mutual fund allows you to pool your money with that of other investors in order to obtain professional management of your investments. A diversified mutual fund also makes it possible for you to obtain greater diversification of your investments than you might otherwise be able to accomplish alone and to simplify your investment recordkeeping.

  The Fund charges no sales commissions when you purchase or redeem its shares of beneficial interest (the "Shares") and, therefore, is called a "no-load" fund. The Fund is called "open-end" because it continuously sells and redeems its Shares. The Fund is "diversified" because it invests in securities of a number of issuers. The Fund's investments are managed by Heartland Capital Management, Inc., of Indianapolis, Indiana (the "Advisor").


What are the Fund's Investment Objectives and Policies?

  The Fund's investment objective is long-term capital appreciation.
To achieve this objective, the Fund will invest primarily in common stocks which, in the opinion of the Advisor, offer opportunities for long-term capital appreciation. However, during periods when market or economic conditions dictate a temporary defensive position, the Fund may invest in the following money market and fixed income investments: U.S. Treasury bills, notes and bonds; U.S. agency securities; commercial paper rated Prime-1 by Moody's Investors Services, Inc. and repurchase agreements which are fully collateralized by a U.S. Treasury or agency security. Subject to the investment restrictions discussed below, the Fund may invest in common stocks and securities convertible into common stock, such as convertible debentures and convertible preferred stock, and may invest in exchange-listed or over-the-counter securities, in small or large companies, and in well-established or unseasoned companies.

  No investment is suitable for all investors and all investments involve some degree of risk. The Fund is not intended to be a current income producing investment and will not purchase securities with a view toward short-term profits. Although the Fund's turnover rate cannot be predicted, it is not expected to exceed 100%. Accordingly, the Fund is suitable for investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital growth through investments in common stocks and other equity-type securities as discussed above. In addition, investment risks will be increased to the extent the Fund invests in small or unseasoned companies, whose securities tend to be more thinly traded and subject to more abrupt or erratic price movements than larger, well-established companies.

  The Fund may not, without the approval of holders of a majority of its
Shares: (1) invest more than 5% of its total net assets in securities of companies having a record of less than three years of continuous operations (including the record of any predecessor); (2) borrow money, except for temporary borrowings for emergency or extraordinary purposes (but not for the purchase of investments) which shall not in any event exceed 5% of the lower of cost or market value of the Fund's total net assets; (3) pledge or mortgage its assets, except for temporary or emergency purposes not to exceed 10% of the Fund's total net assets; and
(4) enter into repurchase agreements if, as a result, more than 5% of the Fund's total net assets at the time of the transaction would be subject to repurchase agreements maturing in more than seven days. All of the Fund's investment restrictions are set forth in the Statement of Additional Information.

Who Manages the Fund?

  Under an investment advisory agreement with the Fund, the Advisor, Heartland Capital Management, Inc., 36 South Pennsylvania Street, Suite 610, Indianapolis, Indiana 46204 provides the Fund continuous investment and management services, subject to the control and direction of the trustees of the Fund. The Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate of 8/10 of 1% of the Fund's average daily net assets. This fee is higher than that paid by most investment companies.

  Pursuant to the investment advisory agreement, the Advisor, at its own expense and without any reimbursement from the Fund, furnishes office space, facilities and equipment; executive, administrative and clerical personnel; and bears all sales and promotional expenses of the Fund.
The Fund will pay all of its operating expenses, including without limitation the Advisor's fee, the costs of preparing and printing its registration statement required by the Securities Act of 1933 and the Investment Company Act of 1940, shareholder servicing costs, directors' fees and expenses, legal, accounting and auditing fees, custodian fees and expenses, taxes and registration fees.

  The Advisor, a registered investment advisor, also acts as investment advisor for institutional and individual portfolios with assets of approximately $738 million.

  The employees of the Advisor who are primarily responsible for the day-to-day management of the Fund's portfolio are: Mr. Barry F. Ebert, President of the Advisor; Mr. Robert D. Markley, Vice President of the Advisor; and Mr. Thomas F. Maurath, an employee of the Advisor. Each of Messrs. Ebert, Markley and Maurath has been primarily responsible for the Fund since the inception of the Fund on March 6, 1985, and has held his present position with the Advisor for more than five years.

How to Buy Fund Shares

  Shares of the Fund may be purchased at the net asset value next determined after the receipt of an order. (See "How is Net Asset Value Determined".) There is no sales charge or front-end fees of any kind. As set by the trustees of the Fund, the minimum initial investment in the Fund is $1,000 and subsequent purchases must be at least $100.

  To make an initial purchase of Shares, please complete and sign the Application at the back of this prospectus and mail it to the Pinnacle Fund, c/o Firstar Trust Company, 615 East Michigan, 3rd Floor, Milwaukee, Wisconsin 53202 together with a check made payable to Pinnacle Fund. You may then make subsequent investments by check accompanied by either the order stubs attached to any Fund confirmation you receive, or a brief note indicating the amount of the purchase, your account number and the name in which your account is registered. Your check must be collectible at full face value and must be drawn in U.S. dollars on a U.S. bank. There is a $10.00 fee for processing uncollectible funds. Subsequent investments may be made by wire transfer by following the instructions set forth on the Application. Investors should always call Firstar Trust Company at (414) 765-4124 before wiring funds. There is a fee of $12.00 for wired funds.

  The Fund will not issue any certificates evidencing Shares unless you specifically request them in writing and will not mail you a certificate for Shares purchased by check until 30 days after the date of purchase. The Fund also will not issue a certificate for a fractional Share.

All purchase orders are subject to acceptance or rejection by authorized officers of the Fund in Indianapolis, Indiana and entry of the order on the Fund's record of Shareholder accounts and are not binding until accepted and entered. Once your purchase order has been accepted by the Fund you may not cancel or revoke it, although you may redeem the Shares at any time. The Fund reserves the right to reject any purchase order that it determines is not in its or its Shareholders' best interests. The Fund also reserves the right to waive or lower the investment minimums for any reason.

Automatic Investment Plan

  An Automatic Investment Plan may be established at any time. By participating in the Automatic Investment plan, shareholders may automatically make purchases of shares of the Fund on a regular convenient basis ($50 minimum). Under the Automatic Investment Plan, shareholders' banks or other financial institutions debit pre-authorized amounts drawn on their accounts and apply such amounts to the purchase of Shares of the Fund. The Automatic Investment Plan can be implemented with any financial institution that is a member of the Automatic Clearing House. No service fee is charged to shareholders for participating in the Automatic Investment Plan. Shares purchased through the Automatic Investment Plan for an IRA account may not be applied to IRA contributions for a prior year. An application to establish the Automatic Investment Plan may be obtained from the Fund. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan, without notice.


How to Redeem Fund Shares

  The Fund will redeem all or part of your Shares whenever you request. The price at which your Shares will be redeemed is the net asset value per Share next determined after proper redemption instructions are received and is the same as the purchase price of Shares purchased at that time. See "How to Buy Fund Shares". Because the redemption price received depends upon the value of the Fund's investments at the time of redemption, it may be more or less than the price originally paid for the Shares and may result in a realized capital gain or loss. See "How Is Net Asset Value Determined?"

  You should follow these procedures whenever you redeem Shares in the
Fund:

  Send a redemption request to Pinnacle Fund, c/o Firstar Trust Company, 615 East Michigan, 3rd Floor, Milwaukee, Wisconsin 53202, specifying the number of Shares or dollar amount to be redeemed, your name, your account number, and the additional requirements listed below that apply to your particular account. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such other services, or receipt at Firstar Trust Company's Post Office Box of redemption requests does not constitute receipt by Firstar trust Company or the Fund. DO NOT mail letters by overnight courier to the Post Office Box address. Correspondence mailed by overnight courier should be sent to Firstar Trust Company at the address above. (Redemption cannot be accomplished by telephoning or telegraphing the Fund or Firstar.)

    Type of Registration                       Requirements
    --------------------                       -------------

Individual, Joint Tenants,     Letter of instruction signed by all
Sole Proprietorship,           person(s) required to sign for the
Custodial (Uniform Gift to     account exactly as it is registered
Minors Act), General Partners  Signatures on redemption requests, whether or not the shares are
                               represented by certificates, must be
                               guaranteed by a commercial bank, a
                               federally chartered savings and loan
                               association, trust company or a member
                               firm of a national securities exchange,
                               unless the redemption is for shares with an aggregate net asset value of $5,000 or less and the proceeds are to be sent to registered owner(s) at the current address for such owner(s) as reflected on the Fund's records.

Corporations, Associations     Letter of instruction and a corporate
                               resolution, signed by person(s) required to sign for the account, accompanied by signature guarantee(s).

Trusts Letter of instruction signed by the trustee(s) with a signature guarantee. (If the trustee's name is not registered on the account, a copy of the trust document certified within the last 60 days is required as well.)

    If you had previously requested that certificates be issued to you for your Shares the certificates must either be properly endorsed or accompanied by a stock assignment properly endorsed exactly as the Shares are registered. The signatures on the certificates (or accompanying stock assignment) must be guaranteed by a U.S. commercial bank (not a savings bank or savings and loan association) or trust company or by a member of a recognized stock exchange.

    Shareholders who have an IRA or other retirement plan must indicate on their redemption requests whether or not to withhold federal income tax. Redemption requests not indicating an election not to have federal income tax withheld will be subject to withholding.

    You may not cancel or revoke your redemption request and the Fund cannot accept redemption requests which specify a particular date for redemption or which contain any special conditions. Please contact the Fund's transfer agent, Firstar Trust Company (telephone number 414-765-4124, TDD (Telecommunication Device for the Deaf) telephone number 800-684-3416), before you redeem if you have any questions.

    The Fund will generally mail payment for Shares redeemed in cash within seven days after it receives proper instructions for redemption. There is no redemption charge of any kind. If you attempt to redeem shares within several days after they have been purchased by check, the Fund may delay payment of the redemption proceeds to you for up to fifteen days until the Fund can verify that payment of the purchase price of those Shares has been (or will be) collected. The Fund reserves the right to require a properly completed application before it makes payment for Shares redeemed.

    The Fund reserves the right to suspend or postpone redemptions during any period when:
(a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

How Is Net Asset Value Determined?

    The net asset value of a Share of the Fund is determined as of the close of trading on the New York Stock Exchange and on any other day in which a significant degree of trading in the Fund's portfolio securities materially affects the net asset value of a Share of the Fund. The net asset value of each Share is computed by dividing the difference between the value of the Fund's assets and liabilities by the number of Shares outstanding. Each security traded on a national stock exchange is valued on the basis of its last sale price on the date of valuation or, if there are no sales that day, at the closing bid quotation. All other securities for which reliable quotations are available are valued at the latest bid quotation. Other assets and securities are valued at a fair value determined in good faith by the trustees of the Fund.

How Will the Fund and its Shareholders be Taxed?

    The Fund intends to distribute to its Shareholders substantially all of its net income and realized capital gains. As a result, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. Such qualification generally relieves the Fund of any liability for federal income taxes to the extent its earnings are timely distributed to its Shareholders in accordance with certain provisions of the Internal Revenue Code. Such distributions may either be paid in cash or reinvested in additional Shares at net asset value. Whether received in cash or reinvested in additional Shares, distributed net investment income and net short-term capital gains are taxable as ordinary income to the Shareholder. Such distributions may be eligible in whole or in part for the corporate dividends received deduction, which in this case is generally 70%. Distributed long-term capital gains designated as capital gain dividends are taxable as long-term capital gains to the Shareholder, whether received in cash or reinvested in additional Shares, and regardless of the period of time Shares have been held by the Shareholder. Distributions designated by the Fund as capital gains dividends are not eligible for the dividends received deduction.

    Distributions of the Fund's net investment income will normally be made by the end of January. Capital gains distributions, if any, will ordinarily also be made by the end of January. It is possible that the Fund will declare a dividend in October, November or December payable to Shareholders as of a specified date in such months, and will actually pay the dividend in January of the following year. In that case, Shareholders will be required to report the amount of the dividend as income in the year in which the dividend is declared even though the dividend is not received until the following January. The Fund will inform each Shareholder in writing of the tax status of such distributions. You may choose the manner in which you desire to receive such distributions by checking the appropriate box on the application. Changes in these instructions may be made by writing the Fund and will apply to the next record date.


                         GENERAL INFORMATION

The Fund

    The Fund was established under Indiana law as a business trust by a Declaration of Trust dated December 19, 1984. The Declaration of Trust provides that no trustee, officer, employee or agent of the Fund is liable to the Fund or to any Shareholder, nor is any trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. with the exceptions stated above, the Declaration of Trust provides that the trustees, officers, and employees are entitled to be indemnified against all liability in connection with the affairs of the Fund.

Description of the Shares

    The Declaration of Trust permits the Trustees to issue an unlimited number of Shares. Each Share represents an equal proportionate beneficial interest in the Fund with each other Share. Upon any liquidation of the Fund, Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to Shareholders. Shares are fully paid and non-assessable by the Fund and have no pre-emptive or conversion rights.

    Shareholders are entitled to one vote for each full Share held and fractional votes for fractional Shares held and are entitled to cast their votes in the election of trustees and on other matters submitted to the vote of Shareholders at annual Shareholders' meetings. Voting rights are not cumulative. The Fund may not change its investment objective or other fundamental policy without the affirmative vote of the holders of a majority of the outstanding voting Shares.

Reports to Shareholders

    Each Shareholder will receive a confirmation statement reflecting each purchase and redemption of Shares which the Shareholder makes as well as periodic statements detailing distributions made by the Fund. In addition, each Shareholder will receive an annual report containing audited financial statements and a semi-annual report containing unaudited financial statements.


Retirement Plans

    The Fund offers an IRA and Rollover IRA plan to provide investors the opportunity for tax sheltered retirement savings. The money you deposit into your IRA with the Fund is invested in Shares of the Fund with all dividends and capital gains distributions automatically reinvested. Purchases and redemptions of Shares of the Fund in IRA accounts are treated as any other account. The initial contribution must be $1,000 or more, but subsequent payments may be as little as $100.

    Firstar Trust Company will serve as Custodian as set forth in the Individual Retirement Custodial Account Agreement (Form 5305A) and the Individual Retirement Account Disclosure Brochure, which sets out all applicable fees. These documents are available by contacting the Fund and should be read carefully. The Fund recommends consultation with an attorney or tax advisor regarding any IRA plan.


Shareholder Inquiries

    Shareholders who wish information concerning the Fund's investments should contact Pinnacle Fund, 36 South Pennsylvania, Suite 610,
Indianapolis, Indiana 46204; telephone number (317) 633-4080.

    Share applications, redemption letters, inquiries, or notifications concerning a Shareholder's account should be directed to the Fund, c/o Firstar Trust Company, 615 East Michigan, 3rd Floor, Milwaukee,
Wisconsin 53202; telephone number (414) 765-4124; TDD (Telecommunication Device for the Deaf) telephone number (800) 684-3416.


Custodian, Transfer and Disbursing Agent

    Firstar Trust Company of Milwaukee, Wisconsin, a bank incorporated under the laws of the State of Wisconsin, acts as custodian for the Fund's assets and the transfer and disbursing agent for the Fund.



                       PERFORMANCE INFORMATION

    From time to time the Fund may advertise its total return. Total return represents the change, over a specified period of time, in the value of an investment in the Fund after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

                       FUND PERFORMANCE GRAPH

    The graph below compares the performance of the Fund from January 1, 1986 to December 31, 1996 to the performance of the Standard & Poor's
500 Index, the Barra S&P 500 Growth Index and the Consumer Price Index
(CPI).

                   Pinnacle        S&P 500      Barra Growth       CPI
12/31/85           10,000.00      10,000.00      10,000.00      10,000.00
12/31/86           11,742.75      11,850.00      11,450.00      10,070.00
12/31/87           13,532.27      12,466.20      12,194.25      10,523.15
12/31/88           14,444.35      14,560.52      13,651.46      10,986.17
12/31/89           18,918.15      19,147.08      18,620.60      11,480.55
12/31/90           18,323.95      18,534.38      18,657.84      12,180.86
12/31/91           25,629.28      24,205.90      25,816.84      12,521.92
12/31/92           25,443.05      26,069.76      27,123.18      12,885.06
12/31/93           26,285.84      28,650.66      27,554.44      13,232.95
12/31/94           25,993.07      29,023.12      28,409.63      13,590.25
12/31/95           35,195.32      39,790.69      39,240.84      13,943.59
12/31/96           43,079.07      48,942.55      48,658.64      14,403.73



                                                               PINNACLE
                                                                   FUND
                                                             PROSPECTUS


_______________________________________________________________________

Investment Advisor
HEARTLAND CAPITAL MANAGEMENT, INC.
Indianapolis  317/633-4080

Custodian, Transfer Agent and
Disbursing Agent
FIRSTAR TRUST COMPANY
Milwaukee  414/765-4124

Auditors
GEO. S. OLIVE & CO. LLC
Indianapolis

Counsel
SOMMER & BARNARD, PC
Indianapolis